Quarterly Holdings Report
for
Fidelity® Global Credit Fund
March 31, 2024
GLB-NPRT1-0524
1.939066.111
Nonconvertible Bonds - 68.8%
		Principal Amount (a)	Value ($)
Australia - 2.1%
Leighton Finance U.S.A. Pty Ltd. 1.5% 5/28/29 (Reg. S)	EUR	236,000	218,313
QBE Insurance Group Ltd.:
2.5% 9/13/38 (Reg. S) (b)	GBP	150,000	162,160
6.75% 12/2/44 (Reg. S) (b)		677,000	674,461
TOTAL AUSTRALIA			1,054,934
Belgium - 0.4%
KBC Group NV 6.324% 9/21/34 (b)(c)		200,000	209,750
Canada - 0.1%
Alimentation Couche-Tard, Inc. 2.95% 1/25/30 (c)		54,000	48,623
Denmark - 1.3%
Danske Bank A/S:
2.25% 1/14/28 (Reg. S) (b)	GBP	340,000	394,993
4.75% 6/21/30 (Reg. S) (b)	EUR	140,000	158,122
Jyske Bank A/S 5% 10/26/28 (b)	EUR	125,000	139,033
TOTAL DENMARK			692,148
Finland - 0.4%
Nordea Bank Abp 4.125% 5/5/28 (Reg. S)	EUR	200,000	220,806
France - 4.8%
BNP Paribas SA:
2.159% 9/15/29 (b)(c)		243,000	212,332
2.5% 3/31/32 (Reg. S) (b)	EUR	400,000	409,408
BPCE SA:
1.5% 1/13/42 (Reg. S) (b)	EUR	200,000	197,052
5.716% 1/18/30 (b)(c)		250,000	251,235
Electricite de France SA:
4.75% 10/12/34 (Reg. S)	EUR	100,000	115,567
5.5% 1/25/35 (Reg. S)	GBP	200,000	248,065
Engie SA:
3.875% 3/6/36 (Reg. S)	EUR	200,000	219,809
4.25% 9/6/34 (Reg. S)	EUR	100,000	113,001
Holding d'Infrastructures et des Metiers de l'Environnement 0.625% 9/16/28 (Reg. S)	EUR	200,000	189,417
Societe Generale:
4.75% 11/24/25 (c)		200,000	196,129
6.691% 1/10/34 (b)(c)		200,000	209,643
Technip Energies NV 1.125% 5/28/28	EUR	100,000	97,837
TOTAL FRANCE			2,459,495
Germany - 9.2%
ACCENTRO Real Estate AG 5.625% 2/13/26 (Reg. S)	EUR	495,000	271,555
AGPS BondCo PLC:
4.625% 1/14/26 (Reg. S) (b)	EUR	1,300,000	542,068
5% 4/27/27 (Reg. S) (b)	EUR	100,000	40,996
Bayer AG 4.625% 5/26/33 (Reg. S)	EUR	150,000	167,026
Bayer U.S. Finance LLC:
6.375% 11/21/30 (c)		200,000	204,502
6.5% 11/21/33 (c)		200,000	203,502
Commerzbank AG 8.625% 2/28/33 (Reg. S) (b)	GBP	100,000	134,339
Deutsche Bank AG:
3.25% 5/24/28 (Reg. S) (b)	EUR	100,000	105,454
4% 6/24/32 (Reg. S) (b)	EUR	300,000	313,233
6.125% 12/12/30 (Reg. S) (b)	GBP	200,000	255,638
E.ON SE 3.375% 1/15/31 (Reg. S)	EUR	50,000	53,929
EnBW Energie Baden-Wuerttemberg AG 1.375% 8/31/81 (Reg. S) (b)	EUR	300,000	280,351
KfW 2.875% 6/7/33 (Reg. S)	EUR	1,200,000	1,314,117
Robert Bosch GmbH 4.375% 6/2/43 (Reg. S)	EUR	100,000	114,518
Schaeffler AG 4.75% 8/14/29 (Reg. S)	EUR	200,000	219,082
Sirius Real Estate Ltd. 1.125% 6/22/26 (Reg. S)	EUR	200,000	199,399
ZF Europe Finance BV 2% 2/23/26 (Reg. S)	EUR	100,000	103,066
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	200,000	200,666
TOTAL GERMANY			4,723,441
Hong Kong - 1.6%
AIA Group Ltd. 0.88% 9/9/33 (Reg. S) (b)	EUR	200,000	186,658
Prudential Funding Asia PLC 2.95% 11/3/33 (Reg. S) (b)		742,000	658,525
TOTAL HONG KONG			845,183
Ireland - 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 3.3% 1/30/32		150,000	128,648
AIB Group PLC:
2.25% 4/4/28 (Reg. S) (b)	EUR	503,000	519,808
5.25% 10/23/31 (Reg. S) (b)	EUR	320,000	372,263
Avolon Holdings Funding Ltd.:
4.25% 4/15/26 (c)		379,000	365,781
4.375% 5/1/26 (c)		26,000	25,110
TOTAL IRELAND			1,411,610
Luxembourg - 1.7%
Blackstone Property Partners Europe LP:
1% 5/4/28 (Reg. S)	EUR	486,000	452,236
1.75% 3/12/29 (Reg. S)	EUR	278,000	260,282
2.625% 10/20/28 (Reg. S)	GBP	150,000	164,215
TOTAL LUXEMBOURG			876,733
Mexico - 1.8%
Petroleos Mexicanos 6.5% 3/13/27		996,000	936,250
Netherlands - 1.5%
ABN AMRO Bank NV 3.875% 1/15/32 (Reg. S)	EUR	100,000	109,191
ING Groep NV:
4.5% 5/23/29 (Reg. S) (b)	EUR	100,000	111,034
4.75% 5/23/34 (Reg. S) (b)	EUR	300,000	347,995
Rabobank Nederland 4% 1/10/30 (Reg. S)	EUR	100,000	110,785
Universal Music Group NV 4% 6/13/31 (Reg. S)	EUR	100,000	111,520
TOTAL NETHERLANDS			790,525
Poland - 0.7%
GTC Aurora Luxembourg SA 2.25% 6/23/26 (Reg. S)	EUR	382,000	352,363
Portugal - 0.5%
Banco Espirito Santo SA 4% (Reg. S) (d)(e)	EUR	200,000	60,416
Fidelidade-Companhia de Seguros SA 4.25% 9/4/31 (Reg. S) (b)	EUR	200,000	204,172
TOTAL PORTUGAL			264,588
Spain - 0.8%
Banco Bilbao Vizcaya Argentaria SA 6.033% 3/13/35 (b)		200,000	202,966
Werfenlife SA 4.625% 6/6/28 (Reg. S)	EUR	200,000	219,905
TOTAL SPAIN			422,871
Sweden - 1.0%
Heimstaden AB 4.375% 3/6/27 (Reg. S)	EUR	300,000	198,187
Samhallsbyggnadsbolaget I Norden AB:
2.25% 8/12/27 (Reg. S)	EUR	150,000	107,558
3% 1/14/25 (Reg. S)	EUR	200,000	196,803
TOTAL SWEDEN			502,548
Switzerland - 6.5%
Argentum Netherlands BV:
5.625% 8/15/52 (Reg. S) (b)		249,000	245,215
5.75% 8/15/50 (Reg. S) (b)		868,000	859,528
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		1,004,000	993,960
UBS Group AG:
2.125% 11/15/29 (Reg. S) (b)	GBP	347,000	387,150
4.75% 3/17/32 (Reg. S) (b)	EUR	600,000	680,795
Zurich Finance (Ireland) DAC 3.5% 5/2/52 (Reg. S) (b)		250,000	209,063
TOTAL SWITZERLAND			3,375,711
United Kingdom - 11.6%
Admiral Group PLC 8.5% 1/6/34 (Reg. S)	GBP	100,000	140,624
Anglian Water (Osprey) Financing PLC 2% 7/31/28 (Reg. S)	GBP	175,000	181,775
Barclays PLC 8.407% 11/14/32 (Reg. S) (b)	GBP	150,000	201,346
BAT Capital Corp. 5.834% 2/20/31		45,000	45,386
Heathrow Funding Ltd. 6% 3/5/32 (Reg. S)	GBP	200,000	255,462
HSBC Holdings PLC:
4.787% 3/10/32 (Reg. S) (b)	EUR	180,000	204,846
4.856% 5/23/33 (Reg. S) (b)	EUR	200,000	229,864
6.8% 9/14/31 (b)	GBP	100,000	135,946
8.201% 11/16/34 (Reg. S) (b)	GBP	100,000	139,000
InterContinental Hotel Group PLC 3.375% 10/8/28 (Reg. S)	GBP	130,000	153,318
John Lewis PLC 6.125% 1/21/25	GBP	685,000	862,757
Lloyds Banking Group PLC:
1.985% 12/15/31 (b)	GBP	278,000	318,053
4.75% 9/21/31 (Reg. S) (b)	EUR	270,000	306,087
Marks & Spencer PLC 3.75% 5/19/26 (Reg. S)	GBP	100,000	121,895
Mobico Group PLC 4.875% 9/26/31 (Reg. S)	EUR	150,000	160,128
NatWest Group PLC:
2.105% 11/28/31 (Reg. S) (b)	GBP	486,000	558,234
3.622% 8/14/30 (Reg. S) (b)	GBP	100,000	122,466
4.771% 2/16/29 (Reg. S) (b)	EUR	300,000	335,513
NGG Finance PLC 2.125% 9/5/82 (Reg. S) (b)	EUR	329,000	325,619
SW Finance I PLC 7.375% 12/12/41 (Reg. S)	GBP	56,000	74,263
Tesco Corporate Treasury Services PLC 2.75% 4/27/30 (Reg. S)	GBP	100,000	112,431
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	213,000	207,649
Travis Perkins PLC 3.75% 2/17/26 (Reg. S)	GBP	200,000	240,440
Vodafone Group PLC:
4.875% 10/3/78 (Reg. S) (b)	GBP	100,000	123,701
6.25% 10/3/78 (Reg. S) (b)		250,000	249,096
Whitbread PLC 2.375% 5/31/27 (Reg. S)	GBP	150,000	172,971
TOTAL UNITED KINGDOM			5,978,870
United States of America - 20.1%
Air Lease Corp. 3.125% 12/1/30		191,000	167,645
American Airlines, Inc. 3.75% 4/15/27		73,273	70,645
Ares Capital Corp.:
2.15% 7/15/26		208,000	191,533
3.25% 7/15/25		260,000	251,163
4.25% 3/1/25		452,000	444,589
Blackstone Private Credit Fund 4.875% 4/14/26	GBP	208,000	253,223
Broadcom, Inc. 2.45% 2/15/31 (c)		190,000	160,174
Capital One Financial Corp.:
5.468% 2/1/29 (b)		44,000	43,856
5.817% 2/1/34 (b)		76,000	75,884
Carrier Global Corp. 4.5% 11/29/32	EUR	100,000	114,385
Centene Corp.:
4.25% 12/15/27		396,000	377,578
4.625% 12/15/29		281,000	266,776
Charter Communications Operating LLC/Charter Communications Operating Capital Corp. 4.2% 3/15/28		347,000	327,057
Cleco Corporate Holdings LLC 3.375% 9/15/29		695,000	606,286
Discover Financial Services 6.7% 11/29/32		15,000	15,856
Duke Energy Corp. 3.85% 6/15/34	EUR	207,000	221,055
Elanco Animal Health, Inc. 6.65% 8/28/28 (b)		243,000	246,400
Ford Motor Credit Co. LLC:
4.445% 2/14/30	EUR	125,000	137,082
6.86% 6/5/26	GBP	130,000	168,598
Hudson Pacific Properties LP 3.95% 11/1/27		486,000	430,570
Huntington Bancshares, Inc. 6.208% 8/21/29 (b)		150,000	153,527
JPMorgan Chase & Co. 3.761% 3/21/34 (Reg. S) (b)	EUR	100,000	109,303
Morgan Stanley:
3.955% 3/21/35 (Reg. S) (b)	EUR	100,000	109,477
4.656% 3/2/29 (b)	EUR	100,000	111,748
MPT Operating Partnership LP/MPT Finance Corp.:
2.5% 3/24/26	GBP	150,000	161,521
3.5% 3/15/31		267,000	183,328
NextEra Energy Partners LP 4.25% 9/15/24 (c)		35,000	33,775
Omega Healthcare Investors, Inc. 4.75% 1/15/28		625,000	603,399
Puget Energy, Inc. 4.1% 6/15/30		521,000	475,529
Sabra Health Care LP 3.2% 12/1/31		94,000	78,084
Southern Co. 1.875% 9/15/81 (b)	EUR	364,000	343,229
The AES Corp. 2.45% 1/15/31		497,000	406,625
The Boeing Co. 5.15% 5/1/30		313,000	302,830
Time Warner Cable LLC 5.875% 11/15/40		278,000	240,809
Toll Brothers Finance Corp. 4.875% 3/15/27		452,000	446,773
Universal Health Services, Inc. 2.65% 10/15/30		695,000	589,323
Verizon Communications, Inc. 3.75% 2/28/36	EUR	100,000	108,307
Vontier Corp. 2.4% 4/1/28		695,000	613,634
Vornado Realty LP 3.4% 6/1/31		79,000	62,522
Western Gas Partners LP 4.05% 2/1/30		261,000	243,520
Zions Bancorp. NA 3.25% 10/29/29		500,000	409,559
TOTAL UNITED STATES OF AMERICA			10,357,177
TOTAL NONCONVERTIBLE BONDS (Cost $40,120,708)			35,523,626

U.S. Government and Government Agency Obligations - 10.9%
	Principal Amount (a)	Value ($)
U.S. Treasury Obligations - 10.9%
U.S. Treasury Bonds:
1.125% 8/15/40	1,800,000	1,114,242
3.625% 5/15/53	1,200,000	1,054,313
3.875% 5/15/43 (f)	1,070,000	987,940
4.5% 2/15/44	150,000	150,820
6.25% 5/15/30	550,000	608,652
U.S. Treasury Notes:
3.75% 12/31/30	360,000	350,030
4% 1/31/29	200,000	197,938
4% 2/15/34	125,000	122,930
4.5% 11/15/33	1,035,000	1,057,964

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $5,763,271)		5,644,829

Foreign Government and Government Agency Obligations - 2.3%
		Principal Amount (a)	Value ($)
Germany - 2.3%
German Federal Republic:
1% 5/15/38(Reg. S)	EUR	40,000	35,783
2.5% 7/4/44	EUR	50,000	54,043
3.25% 7/4/42	EUR	940,000	1,127,295
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $1,197,603)			1,217,121

Supranational Obligations - 1.3%
		Principal Amount (a)	Value ($)
European Investment Bank:
0% 1/14/31 (Reg. S)	EUR	90,000	81,103
3% 11/15/28 (Reg. S)	EUR	550,000	600,705
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $674,451)			681,808

Preferred Securities - 11.1%
		Principal Amount (a)	Value ($)
Australia - 0.4%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(g)		200,000	194,402
Czech Republic - 0.6%
CPI Property Group SA 3.75% (Reg. S) (b)(g)	EUR	590,000	318,261
Finland - 0.4%
Citycon Oyj 4.496% (Reg. S) (b)(g)	EUR	243,000	228,106
Germany - 4.2%
Aroundtown SA 3.375% (Reg. S) (b)(g)	EUR	1,100,000	704,921
AT Securities BV USD Swap Semi-annual 30/360 5Y Index + 3.540% 7.747% (Reg. S) (b)(g)(h)		250,000	150,700
Grand City Properties SA 1.5% (Reg. S) (b)(g)	EUR	1,000,000	683,710
Volkswagen International Finance NV:
3.375% (Reg. S) (b)(g)	EUR	100,000	107,234
3.875% (Reg. S) (b)(g)	EUR	500,000	499,045
TOTAL GERMANY			2,145,610
Ireland - 0.9%
AerCap Holdings NV 5.875% 10/10/79 (b)		202,000	200,552
AIB Group PLC 6.25% (Reg. S) (b)(g)	EUR	250,000	268,027
TOTAL IRELAND			468,579
Sweden - 1.3%
Heimstaden Bostad AB:
3.248% (Reg. S) (b)(g)	EUR	625,000	485,483
3.625% (Reg. S) (b)(g)	EUR	150,000	105,188
Samhallsbyggnadsbolaget I Norden AB 2.624% (Reg. S) (b)(g)	EUR	313,000	77,666
TOTAL SWEDEN			668,337
Switzerland - 0.7%
Credit Suisse Group AG Claim (d)		1,389,000	152,790
UBS Group AG 7% (Reg. S) (b)(g)		200,000	199,560
TOTAL SWITZERLAND			352,350
United Kingdom - 2.6%
Barclays PLC:
7.125% (b)(g)	GBP	200,000	248,139
8.875% (b)(g)	GBP	200,000	256,848
British American Tobacco PLC 3% (Reg. S) (b)(g)	EUR	388,000	395,048
Mobico Group PLC 4.25% (Reg. S) (b)(g)	GBP	100,000	115,388
SSE PLC 3.74% (Reg. S) (b)(g)	GBP	278,000	333,772
TOTAL UNITED KINGDOM			1,349,195
TOTAL PREFERRED SECURITIES (Cost $9,787,251)			5,724,840

Money Market Funds - 2.3%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (i) (Cost $1,172,826)	1,172,592	1,172,826

TOTAL INVESTMENT IN SECURITIES - 96.7% (Cost $58,716,110)	49,965,050
NET OTHER ASSETS (LIABILITIES) - 3.3%	1,690,462
NET ASSETS - 100.0%	51,655,512

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	3	Jun 2024	227,900	(155)	(155)
TME 10 Year Canadian Note Contracts (Canada)	11	Jun 2024	977,254	6,391	6,391

TOTAL BOND INDEX CONTRACTS					6,236

Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	4	Jun 2024	817,938	(633)	(633)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	42	Jun 2024	4,494,656	11,154	11,154
CBOT Long Term U.S. Treasury Bond Contracts (United States)	41	Jun 2024	4,937,938	96,643	96,643
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	8	Jun 2024	1,032,000	18,076	18,076

TOTAL TREASURY CONTRACTS					125,240

TOTAL PURCHASED					131,476

Sold

Bond Index Contracts
ICE Long Gilt Contracts (United Kingdom)	6	Jun 2024	756,836	(19,630)	(19,630)

TOTAL FUTURES CONTRACTS					111,846
The notional amount of futures purchased as a percentage of Net Assets is 24.2%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

USD	31,585	GBP	25,000	Canadian Imperial Bk. of Comm.	4/02/24	31
EUR	175,000	USD	189,601	Bank of America, N.A.	4/12/24	(727)
EUR	35,000	USD	37,767	Brown Brothers Harriman & Co	4/12/24	8
EUR	98,000	USD	107,221	Canadian Imperial Bk. of Comm.	4/12/24	(1,452)
EUR	87,000	USD	94,291	Citibank, N. A.	4/12/24	(393)
EUR	130,000	USD	142,153	JPMorgan Chase Bank, N.A.	4/12/24	(1,847)
EUR	15,000	USD	16,114	JPMorgan Chase Bank, N.A.	4/12/24	75
EUR	150,000	USD	163,091	JPMorgan Chase Bank, N.A.	4/12/24	(1,199)
GBP	175,000	USD	221,869	Bank of America, N.A.	4/12/24	(980)
GBP	32,000	USD	40,754	Brown Brothers Harriman & Co	4/12/24	(363)
GBP	146,000	USD	186,243	Canadian Imperial Bk. of Comm.	4/12/24	(1,959)
GBP	267,000	USD	338,721	JPMorgan Chase Bank, N.A.	4/12/24	(1,709)
JPY	66,550,000	USD	463,348	JPMorgan Chase Bank, N.A.	4/12/24	(23,053)
USD	25,496	AUD	38,000	Brown Brothers Harriman & Co	4/12/24	727
USD	53,815	CAD	72,000	JPMorgan Chase Bank, N.A.	4/12/24	653
USD	112,405	EUR	102,000	BNP Paribas S.A.	4/12/24	2,318
USD	123,106	EUR	113,000	BNP Paribas S.A.	4/12/24	1,147
USD	207,626	EUR	189,000	Brown Brothers Harriman & Co	4/12/24	3,641
USD	123,150	EUR	113,000	Brown Brothers Harriman & Co	4/12/24	1,192
USD	519,749	EUR	477,000	Canadian Imperial Bk. of Comm.	4/12/24	4,932
USD	72,836	EUR	67,000	Canadian Imperial Bk. of Comm.	4/12/24	524
USD	17,843,477	EUR	16,252,000	Citibank, N. A.	4/12/24	302,981
USD	129,623	EUR	120,000	Citibank, N. A.	4/12/24	109
USD	1,183,737	EUR	1,076,000	JPMorgan Chase Bank, N.A.	4/12/24	22,430
USD	43,618	EUR	40,000	JPMorgan Chase Bank, N.A.	4/12/24	447
USD	113,383	EUR	105,000	JPMorgan Chase Bank, N.A.	4/12/24	59
USD	54,802	EUR	50,000	JPMorgan Chase Bank, N.A.	4/12/24	838
USD	34,069	EUR	31,000	JPMorgan Chase Bank, N.A.	4/12/24	611
USD	26,154	EUR	24,000	JPMorgan Chase Bank, N.A.	4/12/24	252
USD	27,102	EUR	25,000	JPMorgan Chase Bank, N.A.	4/12/24	120
USD	66,218	EUR	61,000	Royal Bank of Canada	4/12/24	382
USD	92,643	EUR	85,000	Royal Bank of Canada	4/12/24	904
USD	33,236	GBP	26,000	BNP Paribas S.A.	4/12/24	418
USD	8,398,998	GBP	6,602,000	Bank of America, N.A.	4/12/24	65,829
USD	36,773	GBP	29,000	Bank of America, N.A.	4/12/24	168
USD	12,692	GBP	10,000	Bank of America, N.A.	4/12/24	70
USD	27,073	GBP	21,000	Brown Brothers Harriman & Co	4/12/24	566
USD	37,945	GBP	30,000	JPMorgan Chase Bank, N.A.	4/12/24	79
USD	470,313	JPY	66,650,000	Royal Bank of Canada	4/12/24	29,357

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						407,186
Unrealized Appreciation						440,868
Unrealized Depreciation						(33,682)

Credit Default Swaps
Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/ (Paid)	Payment Frequency	Notional Amount(1)		Value ($)	Upfront Premium Received/ (Paid) ($)	Unrealized Appreciation/ (Depreciation) ($)
Buy Protection
Assicurazioni Generali SpA	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	300,000	2,493	(3,010)	(517)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	200,000	(5,516)	5,319	(197)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	150,000	(4,137)	4,004	(133)
BMW Finance NV	Jun 2029	BNP Paribas S.A.	(1%)	Quarterly	EUR	200,000	(5,516)	5,336	(180)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	200,000	(44,504)	44,129	(375)
Heidelberg Materials AG	Jun 2029	BNP Paribas S.A.	(5%)	Quarterly	EUR	100,000	(22,252)	21,978	(274)
Intesa Sanpaolo SpA	Jun 2028	JPMorgan Chase Bank, N.A.	(1%)	Quarterly	EUR	500,000	(10,136)	610	(9,526)

TOTAL CREDIT DEFAULT SWAPS							(89,568)	78,366	(11,202)

(1)Notional amount is stated in U.S. Dollars unless otherwise noted.

Currency Abbreviations
AUD	-	Australian dollar
CAD	-	Canadian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
JPY	-	Japanese yen
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,120,556 or 4.1% of net assets.

(d)	Non-income producing - Security is in default.
(e)	Level 3 security
(f)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $384,449.
(g)	Security is perpetual in nature with no stated maturity date.
(h)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	2,411,186	5,715,111	6,953,471	18,435	-	-	1,172,826	0.0%
Fidelity Securities Lending Cash Central Fund 5.39%	-	537,877	537,877	36	-	-	-	0.0%
Total	2,411,186	6,252,988	7,491,348	18,471	-	-	1,172,826

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations, Supranational Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Swaps are marked-to-market daily based on valuations from third party pricing services, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount.

A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index. Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, FMR monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/ performance risk.

Open swaps at period end are included in the Schedule of Investments under the caption Credit Default Swaps, Interest Rate Swaps and/or Total Return Swaps, as applicable.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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